UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2008

DEER CONSUMER PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-131168	20-5526104
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Area 2, 1/F, Building M-6, Central High-Tech Industrial Park, Nanshan, Shenzhen, China	518057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 755-8602-8285

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Certain entities controlled by officers and managers of Deer Consumer Products, Inc. (the “Company”) entered into lock-up agreements, dated September 3, 2008, to restrict the sale of 79.87% of the Company’s outstanding common stock, par value $.001 per share (the “Common Stock”) for a period of the earlier of three years from the date the Company is listed on a national securities exchange such as NASDAQ or three years and six months from the closing of an offering of its securities. The entities set forth below hold the number of shares of Common Stock in such percentages as based on 22,600,000 shares of Common Stock that were issued and outstanding shares as of the date of this report:

Entity	Shares	Percentage

Sino Unity Limited(1)	1,940,375	8.59%
True Olympic Limited(2)	1,805,000	7.99%
Great Scale Holdings Limited(3)	1,444,000	6.39%
New Million Holdings Limited(4)	1,444,000	6.39%
Tiger Castle Limited(5)	1,263,500	5.59%
Achieve On Limited (6)	8,348,125	36.94%
Sharp Champion Limited (7)	1,083,000	4.79%
Sourceland Limited (8)	722,000	3.19%

Total	18,050,000	79.87%

(1) Sino Unity Limited is 100% owned by YuHai Deng, the Company’s Manager of Purchasing.
(2) True Olympic Limited is 100% owned by ZongZhu Nie, the Company’s Manager of Quality Control.
(3) Great Scale Holdings Limited is 100% owned by FaMin He, the Company’s Manager of Production.
(4) New Million Holdings Limited is 100% owned by BaoZhi Li, the Company’s Manager or Corporate Development.
(5) Tiger Castle Limited is 100% owned by JingWu Chen, the Company’s Manager of Corporate Development.
(6) Achieve On Limited is 100% owned by Mr. Ying He, the Company’s Chairman, Chief Executive Officer & President.
(7) Sharp Champion Limited is 100% owned by Mr. Man Wai James Chiu, the Company’s Chief Operating Officer.
(8) Sourceland Limited is 100% owned by Ms. YongMei Wang, the Company’s Corporate Secretary

The foregoing description of these material agreements of the Company is qualified by reference to the lock-up agreements which are filed as exhibits to this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1 Lock-up Agreement between Sino Unity Limited and Deer Consumer Products, Inc., dated September 3, 2008.

99.2 Lock-up Agreement between True Olympic Limited and Deer Consumer Products, Inc., dated September 3, 2008.

99.3 Lock-up Agreement between Great Scale Holdings Limited and Deer Consumer Products, Inc., dated September 3, 2008.

99.4 Lock-up Agreement between New Million Holdings Limited and Deer Consumer Products, Inc., dated September 3, 2008.

99.5 Lock-up Agreement between Tiger Castle Limited and Deer Consumer Products, Inc., dated September 3, 2008.

99.6 Lock-up Agreement between Achieve On Limited and Deer Consumer Products, Inc., dated September 3, 2008.

99.7 Lock-up Agreement between Sharp Champion Limited and Deer Consumer Products, Inc., dated September 3, 2008.

99.8 Lock-up Agreement between Sourceland Limited and Deer Consumer Products, Inc. dated September 3, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEER CONSUMER PRODUCTS, INC.

By:	/s/ Ying He
Name: Mr. Ying He
Date: December 1, 2008	Title: Chief Executive Officer & President